SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2003

Ballistic Recovery Systems, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-15318	41-1372079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	300 Airport Road, South St. Paul, MN	55075
	(Address of principal executive offices)	(Zip Code)

(651) 457-7491
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTANT’S CERTIFYING ACCOUNTANT.

(a)                                  Previous independent accountants.

(i) On July 9, 2003, Callahan, Johnston & Associates, LLC (“Callahan”) resigned as the Company’s independent accountants.

(ii) The report of Callahan on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Company’s Audit Committee participated in and approved the decision to change independent accountants pending the engagement of a new independent auditor.

(iv) In connection with its audit of the financial statements for the 2002 and 2001 fiscal years ending September 30, 2002 and September 30, 2001, respectively, and through July 9, 2003, there were no disagreements with Callahan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Callahan, would have caused Callahan to make reference to such disagreements in their report on the financial statements for such years.

(v) During the 2002 and 2001 fiscal years and through July 9, 2003, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(vi) The Company has requested that Callahan furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of such letter, dated July 9, 2003, is filed as Exhibit 16.1 to this Form 8-K.

(b)                                 New independent accountants.

On July 9, 2003 the Company engaged the public accounting firm of Virchow, Krause & Company, LLP (“VK”), 7900 Xerxes Avenue South, Suite 2400, Bloomington, MN 55431 to conduct the audit of its financial statements for the Fiscal Year ending September 30, 2003 and to be its independent public accountant.

The Company’s Audit Committee and Board of Directors approved such engagement on July 9, 2003. In the Company’s two most recent fiscal years and any subsequent interim period to the date hereof, the Company has not consulted with VK regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that VK concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv)of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  The following exhibits are filed as part of this report:

Exhibit Number	Description

16.1	Letter from Callahan, Johnston & Associates, LLC dated July 9, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ballistic Recovery Systems, Inc.

Date: July 9, 2003	By:	/s/ Mark Thomas
	Name:	Mark Thomas
	Title:	Chief Executive Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Item	Method of Filing

16.1	Letter from Callahan, Johnston & Associates, LLC dated July 9, 2003	Filed herewith electronically